Exhibit 10.2

PLACER CLAIMS ASSIGNMENT AGREEMENT

This ASSIGNMENT AGREEMENT (this "Agreement"), dated July 31, 2014, is by and between A. Scott Dockter and Teresa Dockter ("Assignors"), and PUREBASE, INC. ("Assignee").  All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Placer Mining Claim Location Notices (as defined below).

Background

The Assignors, either individually or together, filed or recorded various Placer Mining Claim Location Notices on September 10, 2013 and October 31, 2013, relating to certain Placer mining claims identified as “USMC 1” thru “USMC 50” covering 1,145 acres located in Lassen County, California and listed as Exhibit A hereto (hereinafter referred to as the “Placer Claims”) and certain assets listed as Exhibit A-1 (hereinafter referred to as the “Premises”).

Terms

NOW, THEREFORE, in consideration of the execution and delivery of  the Placer Claims and Premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.      The Assignor(s) do hereby sell, assign, convey, transfer and deliver to the Assignee, its successors and assigns, all of the Assignors’ right, title and interest in and to the Placer Claims and Premises.   This is a transfer and conveyance by the Assignors to the Assignee of good and marketable title to the Placer Claims, free and clear of all liens, claims, charges, leases, and encumbrances of any nature whatsoever, except for liens and encumbrances disclosed to and accepted by the Assignee.  Assignors hereby covenant and agree to forever warrant and defend the right and title to the Placer Claims against any and all undisclosed or excluded claims whatsoever.  The Assignors also assign to Assignee all rights to mine and extract such minerals as may exist on the property covered by the Placer Claims.

2.      Assignee accepts the foregoing assignment and agrees to perform the obligations of Assignors as the “Locators” of the Placer Claims.  Assignee shall indemnify and hold harmless Assignors from all loss, liability, cost and expense, including reasonable attorney's fees, should it fail to do so.

3.      Assignor(s) shall execute, deliver and file such further instruments of conveyance, transfer and assignment and take such other actions reasonably requested by Assignee in order to properly record and effectuate the assignment, transfer, conveyance to and the vesting of all rights and title to the Placer Claims in the Assignee.

4.      This Agreement may not be amended or terminated except by a written instrument duly signed by each of the parties hereto.  This Agreement shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns.

5.      Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon or give to any person, firm or corporation other than the Assignee and the Assignor(s), their successors and assigns, any remedy or claim under or by reason of this instrument or any term, covenant or condition hereof, and all of the terms, covenants, conditions, promises and agreements contained in this instrument shall be for the sole and exclusive benefit of the Assignee and the Assignor(s), their successors and assigns.

6.      To the extent any provision of this Agreement is inconsistent with the Placer Mining Claim Location Notices, the provisions of the Notices duly filed with the Lassen County Clerk-Recorder will control.

7.      This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws provisions thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be effective as of the date first above written.

“ASSIGNORS”	“ASSIGNEE”

/s/ A.Scott Dockter	Purebase, Inc.
A. Scott Dockter

/s/ Teresa Dockter	/s/ Todd Gauer
Teresa Dockter	Todd Gauer, CFO

EXHIBIT 1

The “Property”

The unpatented mining claims located in Lassen County, California, as identified below:

Claim Name	BLM Serial No.	Legal Description	Federal Lands [MDBM]	Acres
USMC 1		W1/2 NW1/4 NE1/4	Sec.12, T.22 N., R 17 E.	20
USMC 2		E1/2 NW1/4 NE1/4	Sec.12, T.22 N., R 17 E.	20
USMC 3		W1/2 Lot 1	Sec.12, T.22 N., R 17 E.	27.5
USMC 4		E1/2 Lot 1	Sec.12, T.22 N., R 17 E.	27.5
USMC 5		W1/2 SW1/4 NE1/4	Sec.12, T.22 N., R 17 E.	20
USMC 6		E1/2 SW1/4 NE1/4	Sec.12, T.22 N., R 17 E.	20
USMC 7		W1/2 Lot 2	Sec.12, T.22 N., R 17 E.	27.5
USMC 8		E1/2 Lot 2	Sec.12, T.22 N., R 17 E.	27.5
USMC 9		W1/2 NW1/4 SE1/4	Sec.12, T.22 N., R 17 E.	20
USMC 10		E1/2 NW1/4 SE1/4	Sec.12, T.22 N., R 17 E.	20
USMC 11		W1/2 Lot 3	Sec.12, T.22 N., R 17 E.	27.5
USMC 12		E1/2 Lot 3	Sec.12, T.22 N., R 17 E.	27.5
USMC 13		W1/2 SW1/4 SE1/4	Sec.12, T.22 N., R 17 E.	19.5
USMC 14		E1/2 SW1/4 SE1/4	Sec.12, T.22 N., R 17 E.	19.5
USMC 15		W1/2 Lot 4	Sec.12, T.22 N., R 17 E.	27
USMC 16		E1/2 Lot 4	Sec.12, T.22 N., R 17 E.	27
USMC 17		W1/2 NW1/4 NE1/4	Sec.13, T.22 N., R 17 E.	20
USMC 18		E1/2 NW1/4 NE1/4	Sec.13, T.22 N., R 17 E.	20
USMC 19		W1/2 Lot 1	Sec.13, T.22 N., R 17 E.	27.5
USMC 20		E1/2 Lot 1	Sec.13, T.22 N., R 17 E.	27.5
USMC 21		W1/2 SW1/4 NE1/4	Sec.13, T.22 N., R 17 E.	20
USMC 22		E1/2 SW1/4 NE1/4	Sec.13, T.22 N., R 17 E.	20
USMC 23		W1/2 Lot 2	Sec.13, T.22 N., R 17 E.	27.5
USMC 24		E1/2 Lot 2	Sec.13, T.22 N., R 17 E.	27.5

EXHIBIT 1 - Continued

The “Property”

The unpatented mining claims located in Lassen County, California, as identified below:

Claim Name	BLM Serial No.	Legal Description	Federal Lands [MDBM]	Acres
USMC 25		W1/2 NW1/4 SE1/4	Sec.13, T.22 N., R 17 E.	20.5
USMC 26		E1/2 NW1/4 SE1/4	Sec.13, T.22 N., R 17 E.	20.5
USMC 27		W1/2 Lot 3	Sec.13, T.22 N., R 17 E.	28.5
USMC 28		E1/2 Lot 3	Sec.13, T.22 N., R 17 E.	28.5
USMC 29		W1/2 SW1/4 SE1/4	Sec.13, T.22 N., R 17 E.	20.5
USMC 30		E1/2 SW1/4 SE1/4	Sec.13, T.22 N., R 17 E.	20.5
USMC 31		W1/2 Lot 4	Sec.13, T.22 N., R 17 E.	29
USMC 32		E1/2 Lot 4	Sec.13, T.22 N., R 17 E.	29
USMC 33		W1/2 of Lot 1	Sec.24, T.22 N., R 17 E.	26
USMC 34		E1/2 of Lot 1	Sec.24, T.22 N., R 17 E.	26
USMC 35		W1/2 NW 1/4 SW 1/4	Sec.1, T.22 N., R 17 E.	19
USMC 36		E1/2 NW 1/4 SW 1/4	Sec.1, T.22 N., R 17 E.	19
USMC 37		W1/2 NE 1/4 SW 1/4	Sec.1, T.22 N., R 17 E.	19.5
USMC 38		E1/2 NE 1/4 SW 1/4	Sec.1, T.22 N., R 17 E.	19.5
USMC 39		W1/2 NW 1/4 SE 1/4	Sec.1, T.22 N., R 17 E.	19.5
USMC 40		E1/2 NW 1/4 SE 1/4	Sec.1, T.22 N., R 17 E.	19.5
USMC 41		W1/2 NE 1/4 SE 1/4	Sec.1, T.22 N., R 17 E.	23
USMC 42		E1/2 NE 1/4 SE 1/4	Sec.1, T.22 N., R 17 E.	23
USMC 43		W1/2 SW 1/4 SW 1/4	Sec.1, T.22 N., R 17 E.	19
USMC 44		E1/2 SW 1/4 SW 1/4	Sec.1, T.22 N., R 17 E.	19
USMC 45		W1/2 SE 1/4 SW 1/4	Sec.1, T.22 N., R 17 E.	19
USMC 46		E1/2 SE 1/4 SW 1/4	Sec.1, T.22 N., R 17 E.	19
USMC 47		W1/2 SW 1/4 SE 1/4	Sec.1, T.22 N., R 17 E.	19.5
USMC 48		E1/2 SW 1/4 SE 1/4	Sec.1, T.22 N., R 17 E.	19.5
USMC 49		W1/2 SE 1/4 SE 1/4	Sec.1, T.22 N., R 17 E.	25.5
USMC 50		E1/2 SE 1/4 SE 1/4	Sec.1, T.22 N., R 17 E.	25.5

A total acres held in claim = 2,345

EXHIBIT 1-A

The “Premises”

●	Premises Identified as Assessor’s Parcel Number 145-030-2211.

●	All fixed assets upon said parcel.

●	All tangible and intangible assets upon listed parcel.

●	All equipment upon listed parcel.